CHANCELLOR LGT
ASSET MANAGEMENT
OVER 25 YEARS
OF INVESTING
WORLDWIDE
GT GLOBAL
NEW PACIFIC
GROWTH FUND

ANNUAL REPORT
DECEMBER 31, 1996

                                                                          [LOGO]

TABLE
OF CONTENTS

Message from the
President............          1

Report from the Fund
Managers and Key
Portfolio Holdings...          2

Report of Independent
Accountants..........         F1

Financial
Statements...........         F2

Portfolio   holdings'
and  views   of   the
Funds' managers
described   in   this
annual report are  as
of  the  date  of the
interview, unless
otherwise noted,  and
are subject to
change.

GT GLOBAL NEW PACIFIC GROWTH FUND
MESSAGE FROM THE PRESIDENT

Dear Investor,

Fiscal 1996 has been a year of economic strengthening, and the GT Global
Funds have benefited from low inflation and low interest rates worldwide. We're proud of their performance over the past year and remain enthusiastic about their long-term potential. We are also pleased to announce that this year marks the 20th anniversary of the New Pacific Growth Fund. On January 19, 1977, this innovative Fund became one of the first U.S. mutual funds to invest in the Asia Pacific Rim. Now 20 years later, it remains one of GT Global's flagship Funds.

Consistent, above-average performance of GT Global Funds is our priority. To that end, we enhanced the breadth and depth of our investment capabilities this fall when Liechtenstein Global Trust (LGT), the parent company of GT Global, acquired a premier institutional money manager, Chancellor Capital Management. On October 31, 1996, Chancellor merged with LGT Asset Management, the Funds' advisor, and the combined entity is now known as Chancellor LGT Asset Management. This acquisition increased assets entrusted to LGT to over $80 billion.

We are confident about the partnership's success because both firms share a commitment to providing investors around the world with solutions to their investment needs through combined, top-notch expertise. Individual investors now have access to the same high-quality management services enjoyed by over 320 institutional investors, including some of the country's largest organizations.

Chancellor's strengths--disciplined U.S. equity and fixed income processes and professionals, coupled with proven fundamental and quantitative investment capabilities--represent an ideal complement to LGT's advantages as an experienced global investment manager with an extensive global infrastructure. Chancellor LGT Asset Management's global investment team includes 12 economists, 98 portfolio managers, 72 analysts and 19 traders located in nine regional offices.

Warren Shaw, LGT's new Global Chief Investment Officer, has been the principal architect of Chancellor's investment policies, with excellent results. The disciplined, repeatable process he created leverages the effectiveness of a strong investment team approach.

As always, we appreciate your continued confidence. Should you or your adviser have any questions regarding GT Global Funds, please call us at 800-824-1580. One of our registered representatives will be happy to assist you.

Sincerely,

/s/ WILLIAM J. GUILFOYLE

William J. Guilfoyle
President
GT Global Mutual Funds

INVESTMENT OBJECTIVE

The GT Global New
Pacific Growth Fund
seeks long-term growth
of capital primarily
through a portfolio
of investments in the
equity markets of the
Asian Pacific Rim,
excluding Japan.
Japan was eliminated
from the Fund's Primary
Investment Area on
January 1, 1994.

GT GLOBAL NEW PACIFIC GROWTH FUND
Performance Summary

                    GT GLOBAL
                   NEW PACIFIC            MSCI Pacific
                   GROWTH FUND              ex-Japan
                     CLASS A                  Index

1/19/77                9525                 10000
                       9525                  9993.98
                       9629.78               9760.11
                       9686.93               9957.87
                       9629.78              10051.8
                       9658.35              10220.3
                       9944.1               10295.4
                       9572.63               9879.44
                       9782.18               9716.99
                      10058.4                9601.97
                      10363.2                9984.98
                      10534.6                9896.9
                      10706.1               10342.9
                      10734.7               10055
                      11087.1                9804.83
                      12410.4               10532.7
                      12246.5               11001
                      12314                 11465.2
                      13895.5               12394.9
                      15245.5               13113.8
                      15775.8               14619.3
                      16441.2               14340.4
                      17048.7               14560.9
                      15573.3               12368.6
                      16190.5               12823.8
                      15930.1               13735.2
                      15428.7               13693.4
                      15208                 13921.6
                      14194.2               13706.4
                      13816.6               14198
                      13762.7               13831.5
                      13568.6               14578
                      13913.7               15604.1
                      13881.4               17215.9
                      12425.3               16840.8
                      11778.1               17261.2
                      12641                 19508.4
                      12781.2               22324.1
                      11993.9               22753.2
                      11306.2               18862.1
                      12087.5               20660.2
                      13047.3               22880.1
                      13940.2               25334.9
                      13717                 26369.1
                      14386.6               27937
                      15324.2               28479.7
                      15993.9               32112.8
                      15904.5               31374.2
                      17143.4               31504.8
                      18036.3               30842.1
                      17645.7               29898.9
                      18108.8               30525.5
                      19026                 31055.7
                      19898.4               32411.3
                      20838                 32861.6
                      19764.2               29608.7
                      19294.4               27989.5
                      17001.5               23882.6
                      17650.2               23676.8
                      18891.8               27090.6
                      18902.9               26628.4
                      18332.5               25057.8
                      16766.6               22313.2
                      15741.2               20936.7
                      17334.9               23576.2
                      17604.7               24166.8
                      16207.1               21637.8
                      15876.1               20322.3
                      15103.7               19361.1
                      14601.1               18867.2
                      14441.7               18084.6
                      15765.7               17834.1
                      16967.2               19121.6
                      16685.2               21059
                      17114.3               21522.7
                      17556.4               20935.5
                      18090                 22917.7
                      18948.9               22679.7
                      19443.4               22804.6
                      20250.3               24147.5
                      20601.7               24009
                      20536.6               23116.1
                      20653.8               23482.2
                      21499.7               24606.5
                      23282.7               25663.9
                      24193.7               27046.8
                      24362.9               26105.5
                      25605                 26257.6
                      24939.9               26240.8
                      21428.4               23046.5
                      20683.5               22327.1
                      19526.3               22034.2
                      21787.5               23813.8
                      21907.2               23799.5
                      22559                 23874.3
                      22718.6               24328.7
                      22585.6               23805.6
                      23210.7               25585
                      22359.5               24333
                      22491.2               24633.6
                      22603.2               25040.2
                      22813.1               25917.2
                      22379.2               25578.4
                      22995                 28220.8
                      22925.1               27237
                      23820.8               28074.6
                      25122.4               29263
                      25234.3               28210.3
                      24688.5               27921.8
                      25472.3               29489.1
                      27109.8               28782.2
                      30077.5               29706.8
                      31897.9               32327.7
                      32752                 32654.7
                      35552.6               31319
                      40873.5               29529.1
                      44458.2               31614.7
                      43380                 33556.6
                      38283.1               38477.9
                      39851.3               38624.4
10/31/87              41951.7               41441.2
                      41881.7               42639.4
                      43576                 48204.6
                      46870.4               49784.1
                      48191.5               50979.2
                      50912.6               54582.6
                      50676                 56844.8
                      53673.2               62936.1
                      54935.2               66816.3
                      56078.8               69436
                      42690.1               39198.2
                      39767.8               40871.2
                      44356.3               43180
                      45151.7               42762.8
                      46314.1               42584.1
                      50168.6               47744.2
                      52799.3               50069
                      51942.8               53623.3
                      52248.7               54572.4
                      53686.5               56784.7
                      51331                 53723.5
                      51208.6               52817.4
                      52677                 56302.2
                      54053.6               56075.2
                      54648.6               56379.2
                      58368.9               62282.2
                      59994.7               57472.7
                      61933                 58460.5
                      64152.7               60417.6
                      64684.2               57695
                      63433.6               55342.6
                      68811                 60330
                      71218.2               62951
                      75845.2               64710.3
                      73094.1               62538.2
                      76783.1               62610.8
                      80946.6               65389.8
                      79662.7               64990
                      78057.9               64167.3
                      76774.1               63340.8
                      73949.6               60079.1
                      80946.6               65777.2
                      82744                 67864.5
                      85953.6               71504.7
                      77287.6               66051.5
                      69777.1               60013.9
                      74848.3               59274.9
                      72216.4               58751.8
                      72075.3               58754.6
                      74393.7               62284.9
                      80871.6               68233.7
                      82644.6               69913.2
                      83121.9               72274.7
                      83871.9               72539.1
                      82099                 72261.8
                      84349.3               76474.6
                      80121.6               75522.9
                      82780.9               76310.5
                      84826.6               79168.6
                      80394.3               78406.1
                      81494.4               80266.3
                      82071.3               82099.6
                      81422.3               84698.3
                      77672.1               84110.2
                      79114.5               88101
                      85533.1               94085
                      82792.5               93142.9
                      78249                 90792.2
                      75508.5               85619.1
                      74643.1               84236.4
                      76662.4               86875.7
                      74715.2               85200.5
                      75008.8               85896.6
                      75081.5               86537.5
                      78573.7               93195.4
                      81629.3               94782
                      88104.4               99640
                      90796.2              103455
                      88031.6              100316
                      91378.3              103860
                      95598                111708
                      97198.6              113866
                     100909                132280
                     101127                128331
                     120468                154978
                     118342                150724
                     113328                143388
                      98744.5              128164
                     100719                134114
                     104289                138544
                      99352.2              132406
                     104441                139383
                     112037                148749
                     110822                144844
                     111050                147178
                     101555                135384
                      96698.3              133297
                      86948.5              121795
                      91423.8              133171
                      93581.6              134577
                      94780.3              136361
                     103012                145618
                     101413                142866
                     105889                148766
                     102292                144832
                     102932                146694
                     100854                144116
                      99735.1              145398
                     103900                151118
                     113565                161163
                     111482                163613
                     109482                165746
                     110649                170317
                     114065                168612
                     111649                165478
                     105816                157182
                     110565                164258
                     112982                168499
                     115648                173125
                     122397                182409
12/31/96             124725                182807

The chart above shows the performance of the GT Global New Pacific Growth Fund, Class A shares, since the Fund's inception versus the MSCI Pacific ex-Japan Index. This represents a cumulative return of 1147.25% and an average annual total return of 13.48% for the Fund. The chart assumes a hypothetical $10,000 initial investment in the Fund's Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. A $10,000 investment in the Fund's Class B shares at inception on April 1, 1993, would have been valued at $14,517 on December 31, 1996. This figure reflects all Fund expenses and the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years), assuming a complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1, 1995, would have been worth $12,184 on December 31, 1996.

AVERAGE ANNUAL TOTAL RETURNS %(1)
DECEMBER 31, 1996


Share Class         Without Sales Charge(2)              With Sales Charge
                  1-Year  5-Year  10-Year  LOF     1-Year   5-Year   10-Year   LOF
------------------------------------------------------------------------------------
Class A(3)         20.04   8.88    11.51  13.76     14.34     7.83    10.97   13.48
Class B(3)         19.28    N/A      N/A  11.05     14.28      N/A      N/A   10.45
Advisor Class(4)   20.56    N/A      N/A  13.26       N/A      N/A      N/A     N/A


HISTORICAL PERFORMANCE(2)
ANNUAL TOTAL RETURNS % (LAST 10 YEARS)


             1987     1988   1989   1990    1991   1992    1993      1994   1995    1996
Class A      5.73(3) 23.20  48.12  -10.96  13.07  -7.96   60.61    -19.73   7.45   20.04
Class B       N/A      N/A    N/A     N/A    N/A    N/A   46.30(3) -20.30   6.54   19.28

(1) Figures assume reinvestment of all dividends and capital gain distributions at net asset value.
(2) This performance data do not reflect the maximum 4.75% sales charge and the contingent deferred sales charge (5% in the first year, decreasing to 0% after six years) for Class A and Class B shares, respectively, which if included, would have reduced performance quoted.
(3) The Fund began operations on January 19, 1977; Class B shares commenced on April 1, 1993.
(4) The Fund began offering Advisor Class shares on June 1, 1995. Advisor
    Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT Global. Please see the "Alternative Purchase Plan" section in the Fund's prospectus.

The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

INTERVIEW WITH PORTFOLIO MANAGER JANUARY, 1997
LAWRENCE YIP

Q HOW DID THE FUND PERFORM?
A The Fund enjoyed a strong year, returning a total of 20.04% for Class A shares (14.34% including the maximum 4.75% sales charge) over the 12-month period to December 31, 1996; total return for Class B shares was 19.28% (14.28% including the effect of the maximum 5% contingent deferred sales charge). Total return for the Morgan Stanley Capital International (MSCI) Pacific ex-Japan Index(5) over the same period was 20.97%.

Q HOW WOULD YOU CHARACTERIZE THE REGION'S
PERFORMANCE IN GENERAL?
A Performance varied significantly throughout the region in 1996. Hong Kong proved the most robust market and, together with Malaysia and Indonesia, considerably outperformed Korea, Thailand and Singapore (the Fund held relatively minor positions in the latter three markets). Compared to the index, the Fund benefited from security selection in Malaysia, in addition to having an overweighted position there and an underweighted position in Singapore. The Fund, however, suffered as a result of its minor position in Thailand, where the index did not hold a position. In addition, the Fund's performance was hindered by its security selection in the Philippines.

Hong Kong was fueled by a recovery in the property market and growing optimism about the Chinese business cycle. The market is also optimistic that the transition back to China will be smooth and prosperity will be maintained.

In Malaysia, an improvement in its current account, together with expectations that local interest rates had peaked, led foreign investors to substantially increase their exposure to the market. Meanwhile, the Indonesian market made strong gains in the first half of the year. The past six months, however, were marked by increasing turbulence. The Jakarta market fell on heavy profit-taking and political unrest, with the government's suppression of key opposition figures in late summer.

Korea led the underperformers and continued to disappoint investors. The MSCI Korea Index slid another 20% in the last quarter of the year on deteriorating economic fundamentals, increasing stock supply and political problems. The Thai market also underperformed other regional markets as the economy weakened and the poor earnings outlook continued. Moreover, worries over banking and finance companies' bad loans were also a factor. In total, these concerns tended to affect the political arena, where accusations of mismanagement and corruption culminated in the dissolution of Parliament at the end of September.

Finally, the Singapore market ended down. Singapore's GDP growth in 1996 was adversely affected by a slowdown in the electronics cycle. Property stocks were the main engine for the Singapore stock market in 1996; however, given the introduction of anti-speculative measures and the increase in supply of residential housing, we believe private residential prices could weaken further in 1997.

CONTINUED P.4

DIVERGENT RETURNS
ONE-YEAR RETURNS TO 12/31/96*

Hong Kong              33.08%
Indonesia              27.51
Malaysia               25.89
Singapore              -6.86
Thailand              -36.59
Korea                 -38.14

* Countries represented by their respective MSCI index.

(5) MSCI Pacific ex-Japan Index is an arithmetic average, weighted by market value, of the performance of 216 securities listed on five major Pacific Rim exchanges (Australia, Hong Kong, Malaysia, New Zealand and Singapore). It includes the effect of reinvested dividends and is measured in U.S. dollars.

The index is unmanaged, not available for direct investment and does not include the effects of sales charges and professional management fees.

INTERVIEW WITH THE PORTFOLIO MANAGER CONTINUED

Q HONG KONG IS BY FAR THE FUND'S LARGEST
REGIONAL HOLDING (41.6%(6) AT DECEMBER 31, 1996).
WHAT ACCOUNTS FOR YOUR ENTHUSIASM IN THIS
MARKET?
A We are confident the Hong Kong bull market has not yet run its course, although we may see some consolidation in the first quarter of 1997. We believe continuation of the cyclical recovery in China will result in a decoupling of Hong Kong equities from the U.S. market. The potential for Hong Kong companies to generate further value from China, in our opinion, should not be underestimated and, as the market begins to discount China-generated earnings acceleration in 1998, we expect the reratings of profits of individual stocks (a dominant feature of the market in 1996) to continue. There is, of course, the potential for market volatility with the handover to China.

At the sector level, in addition to the obvious improvements in both the property developers and investor sentiment, "red chips" (companies managed in Hong Kong but with substantial business operations in China) have also enjoyed a period of especially strong performance. Moreover, speculation about potential asset injection and spinoffs have helped add fuel to companies with Chinese provincial or ministerial parentage.

On the other hand, several utility monopolies are confronting tough operating environments. In particular, Hong Kong's major telecommunications service provider(7) is seeing new competition in domestic fixed lines by Wharf Holdings, New World Development Co., and Hutchison Whampoa--all major conglomerates with enough financial muscle to support competition in this area. On the cellular side, the potential addition of six PCS--licensed operators should also trigger a fierce battle over the next 12-18 months. Most importantly, the latest pressure initiated by major U.S. telecoms to cut international accounting rates severely damaged short-term prospects for the country's major service provider.

Q WHAT COMPANIES IN PARTICULAR BENEFITED
THE FUND?
A A number of companies performed well over the period, including Australia's Oil Search, China Resources Enterprise, Citic Pacific and New World Development in Hong Kong. In Malaysia, PWE Industries, Perusahaan Otomobil and Rashid Hussain produced strong returns. Rashid Hussain, the dominant institutional brokerage firm, was involved in a major restructuring to form the largest banking group in Malaysia. This transaction is the first of many expected to pump new life into Malaysia's banking industry to help it survive potential competition from further liberalization.

Q COULD YOU DESCRIBE THE FUND'S INVESTMENT
STRATEGY OVER THE PERIOD AND GOING FORWARD?
A In general, we increased the Fund's exposure to Hong Kong and Malaysia (where we were significantly overweighted relative to the index at the end of December). We reduced the Fund's allocations in Thailand and Singapore, and are significantly underweighted in the latter market relative to the index.

Going forward, we intend to continue focusing on asset allocation, a strategy that has paid off well over the last few months. We currently expect allocation will favor both Hong Kong and Malaysia particularly, with other countries performing a rather minimal role over the next few months. We anticipate additional restructuring to take place in both these markets and feel the portfolio is well positioned to benefit from that trend.

Q COULD YOU EXPLAIN SPECIFICALLY WHY YOU CUT
BACK THE FUND'S POSITION IN THAILAND AND
KOREA?
A Market conditions in Thailand and Korea remain questionable, and our relatively low exposure helped keep damage to a minimum. There is no obvious recovery in sight for either the Thai or Korean market, both of which underperformed massively in 1996.

In Thailand, a recent decision by the central bank to curb foreign currency financing placed upward pressure on domestic interest rates. As a result of this high gearing and weakened demand for land, the property sector has suffered. We believe narrowing interest margins and higher provision for non-performing loans will put further pressure on earnings growth of Thai banking and finance companies. While we anticipate a slight improvement in the macroeconomic picture for Thailand in 1997, it is difficult to find undervalued stocks.

CONTINUED P.5

(6) Please see table on page 5.
(7) There can be no assurance the Fund will invest in this company.

INTERVIEW WITH THE PORTFOLIO MANAGER CONTINUED

Meanwhile, the Korean market experienced a further selloff in tandem with the growing current account deficit. Recent economic figures are uninspiring. The trade deficit shows no improvement, as exports remain weak, imports are growing at double-digit rates, inventories are increasing and short-term liquidity conditions are deteriorating as corporates raise money to fund their working capital needs. The majority of blue chips have been underperforming the market due to continuing concern over poor exports.

In the short term, our market outlook remains gloomy, as we believe the negative factors are unlikely to improve rapidly. For any sustainable market recovery in 1997, we need to see a sharp slowdown in both inventory growth and corporate facility investment. We are therefore unlikely to increase the Fund's currently minimal position in this market.

Q WHAT IS YOUR OUTLOOK FOR THE PHILIPPINES?
A We are positive about the Philippine market. The country began to turn around not long after Ramos took over as president several years ago. Sensible economic policies have led to a strong boom, and the market is performing well after the central bank's decision to cut bank reserve requirements by 2% in the near term. Banks, which will benefit from any margin improvement, have led the market's rise and are the sector we prefer.

Q WHAT ABOUT AUSTRALIA?
A The Australian market rose by nearly 18% in 1996, largely driven by easier monetary policy and a consequent decline in bond yields, which fell by over 125 basis points during the year. The Reserve Bank reduced base rates by 50 points three times, to their current 6.0% level. This has produced diverging performance within the market, the banking sector being the best performer given the added impetus from expectations of mergers or takeovers. The oil and gas sector also performed well on much stronger oil prices, while resources and broader industrials have been disappointing, with most earnings coming in below expectations.

We expect stronger earnings in 1997. Interest rate cuts should give rise to a housing-led recovery in the domestic economy that would support related cyclical sectors, such as building materials. In line with our economists' view of more synchronized and rising global growth, commodity prices are expected to improve and support the resource sector. Banks, however, are likely to struggle to maintain earnings as competition increases, especially in the mortgage market.

ABOUT THE PORTFOLIO MANAGER
LAWRENCE YIP - Portfolio Manager for Chancellor LGT Asset Management since 1988 and Investment Analyst for Taiwan and South Korea 1985-88. Previously, Mr. Yip was a Credit Analyst with the Bank of Credit and Commerce Hong Kong, Ltd. He received his B.A. from the University of Hong Kong.

GEOGRAPHIC ALLOCATION OF NET ASSETS %

                             1996         1995
                          DECEMBER 31   DECEMBER 31
Hong Kong                    41.6          42.1
Malaysia                     32.1           7.4
Philippines                   9.7           2.6
Australia                     7.3          11.0
Indonesia                     1.9           0.7
Thailand                      0.8          13.2
New Zealand                   0.5           0.7
India                         0.3           N/A
Korea                         0.3           2.1
Singapore                     0.2           3.3
China                         N/A           0.3
U.S. & Other                  5.3          16.6

Allocations will change based on current market conditions.

SECTOR ALLOCATION OF NET ASSETS %
DECEMBER 31, 1996

Finance                                    42.9
Capital Goods                              17.3
Multi-Industry/Misc.                       10.0
Consumer Durables                           6.6
Materials/Basic Industry                    5.8
Services                                    5.7
Energy                                      5.1
Consumer Non-Durables                       1.1
Short Term & Other                          5.5

Allocations will change based on current market conditions.


GT GLOBAL NEW PACIFIC GROWTH FUND                                                                     % of
KEY PORTFOLIO HOLDINGS(8)                                                             Country      Net Assets

PWE INDUSTRIES BHD. A manufacturer of electrical equipment.                           Malaysia         5.1

NEW WORLD DEVELOPMENT CO., LTD. An investment holding company whose                   Hong Kong        4.8
subsidiaries are involved in property development and investment. The company also has hotel operations, construction and civil engineering activities, transportation and infrastructure investment.

HSBC HOLDINGS PLC Holding company for the HSBC Group. The group is an                 Hong Kong        4.3
international banking and financial services organization whose services include a diverse range of financial operations (retail and corporate banking, trade capital markets, private and investment banking, and insurance).

EKRAN BHD. A diversified holding company with interests in property                   Malaysia         4.2
development, timber, investment holdings and air transportation.

CITIC PACIFIC LTD. A holding company with interests in Cathay Pacific, Wacan          Hong Kong        4.0
Telecom and Hong Kong Telecom, two power stations in China and the Manhattan
Card Group. The company also has substantial property holdings.

RASHID HUSSAIN BHD. A financial services company that, through its                    Malaysia         3.9
subsidiaries, offers brokerage, underwriting and placement of shares, asset management and property management services.

SUN HUNG KAI PROPERTIES LTD. A multi-industry conglomerate with an emphasis           Hong Kong        3.6
on property development and investment.

CHEUNG KONG (HOLDINGS) LTD. Through subsidiaries, Cheung Kong is involved in          Hong Kong        3.3
property development and investment, project and building management, and cement and quarry operations. The company also operates a real estate agency.

GUANGZHOU INVESTMENT CO., LTD. An investment holding company. The principal           Hong Kong        3.0
activities of its subsidiaries consist of property trading, development, investment and related business, and investment in PRC industrial projects.

BELLE CORP. A developer of real estate properties. Through its subsidiaries,          Philippines      2.9
it is also involved in investment holdings.

(8) There can be no assurance the Fund will continue to hold these securities.

GT GLOBAL
NEW PACIFIC
GROWTH FUND

FINANCIAL
STATEMENTS

                       GT GLOBAL NEW PACIFIC GROWTH FUND

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of GT Global Growth Series:

We have audited the accompanying statement of assets and liabilities of GT Global New Pacific Growth Fund, a series of shares of beneficial interest of GT Global Growth Series, including the schedule of portfolio investments, as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of GT Global New Pacific Growth Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
FEBRUARY 14, 1997

                                       F1

                       GT GLOBAL NEW PACIFIC GROWTH FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                          VALUE          % OF NET
EQUITY INVESTMENTS                                         COUNTRY       SHARES          (NOTE 1)         ASSETS
---------------------------------------------------------  --------   -------------   --------------   -------------
Finance (42.9%)
  New World Development Co., Ltd. .......................   HK            3,666,000   $   24,767,067         4.8
    REAL ESTATE
  HSBC Holdings PLC .....................................   HK            1,027,600       21,989,630         4.3
    BANKS-MONEY CENTER
  Rashid Hussain Bhd. ...................................   MAL           3,000,000       19,841,584         3.9
    SECURITIES BROKER
  Sun Hung Kai Properties Ltd. ..........................   HK            1,530,000       18,744,182         3.6
    REAL ESTATE
  Cheung Kong (Holdings) Ltd. ...........................   HK            1,883,000       16,738,589         3.3
    REAL ESTATE
  Guangzhou Investment Co., Ltd. ........................   HK           32,100,000       15,356,866         3.0
    REAL ESTATE
  Wharf (Holdings) Ltd. .................................   HK            2,500,000       12,477,373         2.4
    REAL ESTATE
  Hysan Development Co., Ltd. ...........................   HK            2,769,000       11,027,308         2.1
    REAL ESTATE
  Malaysian Resources Corp., Bhd. .......................   MAL           2,524,000        9,946,059         1.9
    REAL ESTATE
  Lai Sun Development Co., Ltd. .........................   HK            5,000,000        7,564,003         1.5
    REAL ESTATE
  Metropolitan Bank & Trust Co. .........................   PHIL            300,000        7,425,743         1.4
    BANKS-REGIONAL
  Metroplex Bhd. ........................................   MAL           5,500,000        6,752,475         1.3
    REAL ESTATE
  Ayala Land, Inc. "B" ..................................   PHIL          5,700,000        6,511,805         1.3
    REAL ESTATE
  Bank of East Asia Ltd. ................................   HK            1,222,600        5,437,993         1.1
    BANKS-MONEY CENTER
  Samanda Holdings Bhd. .................................   MAL           1,051,000        4,953,228         1.0
    INVESTMENT MANAGEMENT
  Public Bank Bhd. - Foreign ............................   MAL           2,199,333        4,659,973         0.9
    BANKS-MONEY CENTER
  HKR International Ltd. ................................   HK            2,258,960        3,811,666         0.7
    REAL ESTATE
  DCB Holdings Bhd. .....................................   MAL             990,000        3,391,485         0.7
    BANKS-REGIONAL
  Philippine Commercial International Bank-/- ...........   PHIL            252,290        3,314,549         0.6
    BANKS-MONEY CENTER
  Wheelock & Co., Ltd. ..................................   HK            1,000,000        2,851,047         0.6
    REAL ESTATE
  Megaworld Properties & Holdings, Inc.-/- ..............   PHIL          5,888,500        2,354,503         0.5
    REAL ESTATE
  Bank of the Philippine Islands ........................   PHIL            362,430        2,194,454         0.4
    BANKS-MONEY CENTER
  Hong Kong Land Holdings Ltd.{\/} ......................   HK              603,353        1,677,321         0.3
    REAL ESTATE INVESTMENT TRUST
  PT Bank Internasional Indonesia - Foreign .............   INDO          1,464,666        1,442,333         0.3
    BANKS-MONEY CENTER
  State Bank of India Ltd. - GDR-/- {\/} ................   IND              75,100        1,304,487         0.3
    BANKS-MONEY CENTER

    The accompanying notes are an integral part of the financial statements.

                                       F2

                       GT GLOBAL NEW PACIFIC GROWTH FUND

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                          VALUE          % OF NET
EQUITY INVESTMENTS                                         COUNTRY       SHARES          (NOTE 1)         ASSETS
---------------------------------------------------------  --------   -------------   --------------   -------------
Finance (Continued)
  Amoy Properties Ltd. ..................................   HK              613,500   $      884,474         0.2
    REAL ESTATE
  China Resources Enterprise Ltd.-/- ....................   HK              354,000          796,431         0.2
    REAL ESTATE INVESTMENT TRUST
  Overseas-Chinese Banking Corp., Ltd. - Foreign ........   SING             55,000          684,158         0.1
    BANKS-REGIONAL
  Malayan Banking Bhd. ..................................   MAL              47,500          526,733         0.1
    BANKS-MONEY CENTER
  United Overseas Bank Ltd. - Foreign ...................   SING             28,000          312,268         0.1
    BANKS-MONEY CENTER
  Siam Commercial Bank PLC - Foreign ....................   THAI             22,600          163,941          --
    BANKS-MONEY CENTER
  MBF Capital Bhd. ......................................   MAL               6,000            9,743          --
    OTHER FINANCIAL
  Hong Leong Bank Bhd. ..................................   MAL               1,000            3,485          --
    BANKS-MONEY CENTER
                                                                                      --------------
                                                                                         219,916,956
                                                                                      --------------
Capital Goods (17.3%)
  PWE Industries Bhd. ...................................   MAL           1,358,000       26,353,267         5.1
    ELECTRICAL PLANT/EQUIPMENT
  Ekran Bhd. ............................................   MAL           5,196,000       21,812,911         4.2
    MACHINERY & ENGINEERING
  United Engineers Ltd. .................................   MAL           1,625,000       14,673,267         2.9
    CONSTRUCTION
  New World Infrastructure Ltd.-/- ......................   HK            4,165,563       12,172,449         2.4
    INDUSTRIAL COMPONENTS
  Mancon Bhd. ...........................................   MAL           2,000,000        6,099,010         1.2
    CONSTRUCTION
  C & P Homes, Inc. .....................................   PHIL          8,308,900        4,271,521         0.8
    CONSTRUCTION
  Harbin Power Equipment Co., Ltd.-/- ...................   HK           17,082,000        2,782,948         0.5
    ELECTRICAL PLANT/EQUIPMENT
  United Engineers Ltd., Convertible Unsecured Loan
   Stock, 4% expires 5/22/99 ............................   MAL             522,500          424,208         0.1
    CONSTRUCTION
  Bandar Raya Developments Bhd. .........................   MAL             191,000          366,115         0.1
    CONSTRUCTION
                                                                                      --------------
                                                                                          88,955,696
                                                                                      --------------
Multi-Industry/Miscellaneous (10.0%)
  Citic Pacific Ltd. ....................................   HK            3,534,000       20,516,757         4.0
    CONGLOMERATE
  Hutchison Whampoa .....................................   HK            1,864,000       14,641,583         2.8
    MULTI-INDUSTRY
  Gadek (Malaysia) Bhd. .................................   MAL           1,432,000       10,888,871         2.1
    CONGLOMERATE
  Pacific Dunlop Ltd. ...................................   AUSL          1,030,000        2,618,575         0.5
    MULTI-INDUSTRY

    The accompanying notes are an integral part of the financial statements.

                                       F3

                       GT GLOBAL NEW PACIFIC GROWTH FUND

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                          VALUE          % OF NET
EQUITY INVESTMENTS                                         COUNTRY       SHARES          (NOTE 1)         ASSETS
---------------------------------------------------------  --------   -------------   --------------   -------------
Multi-Industry/Miscellaneous (Continued)
  E.R.G. Ltd. ...........................................   AUSL          1,754,638   $    2,230,413         0.4
    MULTI-INDUSTRY
  Wembley Industries Holdings Bhd.-/- ...................   MAL             355,000          593,307         0.1
    MULTI-INDUSTRY
  Jardine Strategic Holdings Ltd.{\/} ...................   HK               83,000          300,460         0.1
    CONGLOMERATE
  JG Summit Holdings Inc. "B" ...........................   PHIL            748,000          210,784          --
    CONGLOMERATE
  Korea Fund, Inc.{\/} ..................................   KOR                 938           14,070          --
    COUNTRY FUNDS
                                                                                      --------------
                                                                                          52,014,820
                                                                                      --------------
Consumer Durables (6.6%)
  Edaran Otomobil Nasional Bhd. .........................   MAL           1,273,000       12,730,000         2.5
    AUTOMOBILES
  Perusahaan Otomobil Nasional Bhd. .....................   MAL           1,982,000       12,559,208         2.4
    AUTOMOBILES
  Uniwide Holdings, Inc.-/- .............................   PHIL         42,000,000        8,316,832         1.6
    APPLIANCES & HOUSEHOLD
  Samsung Electronics Co.: ..............................   KOR                  --               --         0.1
    CONSUMER ELECTRONICS
    New-/- ..............................................   --               10,204          525,642          --
    Common ..............................................   --                1,430           86,110          --
                                                                                      --------------
                                                                                          34,217,792
                                                                                      --------------
Materials/Basic Industry (5.8%)
  Western Mining Corporation Holdings Ltd. ..............   AUSL          1,700,000       10,710,257         2.1
    METALS - NON-FERROUS
  Broken Hill Proprietary Co., Ltd. .....................   AUSL            658,893        9,380,601         1.8
    MISC. MATERIALS & COMMODITIES
  Cosco Pacific Ltd. ....................................   HK            6,048,000        7,038,014         1.4
    PAPER/PACKAGING
  APC Group, Inc. .......................................   PHIL      1,000,000,000        1,142,422         0.2
    MISC. MATERIALS & COMMODITIES
  Oriental Press Group ..................................   HK            1,280,000          575,123         0.1
    PAPER/PACKAGING
  PT Semen Cibinong - Foreign ...........................   INDO            200,000          563,321         0.1
    CEMENT
  Pohang Iron & Steel Co., Ltd.-/- ......................   KOR               8,500          493,454         0.1
    METALS - STEEL
                                                                                      --------------
                                                                                          29,903,192
                                                                                      --------------
Services (5.7%)
  China Hong Kong Photo Products Holdings Ltd. ..........   HK           20,466,000        6,880,217         1.3
    WHOLESALE & INTERNATIONAL TRADE
  PT Telekomunikasi Indonesia - Foreign .................   INDO          3,415,000        5,894,166         1.1
    TELECOM - OTHER
  News Corp., Ltd. ......................................   AUSL            948,933        5,005,891         1.0
    BROADCASTING & PUBLISHING

    The accompanying notes are an integral part of the financial statements.

                                       F4

                       GT GLOBAL NEW PACIFIC GROWTH FUND

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                          VALUE          % OF NET
EQUITY INVESTMENTS                                         COUNTRY       SHARES          (NOTE 1)         ASSETS
---------------------------------------------------------  --------   -------------   --------------   -------------
Services (Continued)
  Hong Kong & Shanghai Hotels ...........................   HK            2,166,666   $    4,090,163         0.8
    LEISURE & TOURISM
  Resorts World Bhd. ....................................   MAL             750,000        3,415,842         0.7
    LEISURE & TOURISM
  Telecom Corporation of New Zealand Ltd. ...............   NZ              484,000        2,469,248         0.5
    TELEPHONE NETWORKS
  Matichon Newspaper Group - Foreign ....................   THAI            154,800          495,051         0.1
    BROADCASTING & PUBLISHING
  Television Broadcasts Ltd. ............................   HK              106,000          423,507         0.1
    BROADCASTING & PUBLISHING
  I.C.C. International Public Co., Ltd. - Foreign .......   THAI             60,059          299,815         0.1
    WHOLESALE & INTERNATIONAL TRADE
                                                                                      --------------
                                                                                          28,973,900
                                                                                      --------------
Energy (5.1%)
  Belle Corp.-/- ........................................   PHIL         54,100,000       15,039,223         2.9
    OIL
  Oil Search Ltd. .......................................   AUSL          3,987,000        7,760,507         1.5
    OIL
  Electricity Generating Public Co., Ltd. - Foreign .....   THAI          1,219,350        3,328,829         0.6
    ELECTRICAL & GAS UTILITIES
  Yukong Ltd.: ..........................................   KOR                  --               --         0.1
    OIL
    Common ..............................................   --               17,929          340,491          --
    New-/- ..............................................   --                2,667           49,130          --
                                                                                      --------------
                                                                                          26,518,180
                                                                                      --------------
Consumer Non-Durables (1.1%)
  R.J. Reynolds Bhd. ....................................   MAL           1,360,000        3,689,505         0.7
    TOBACCO
  PT Indofood Sukses Makmur .............................   INDO          1,000,000        1,990,682         0.4
    FOOD
                                                                                      --------------
                                                                                           5,680,187
                                                                                      --------------       -----

TOTAL EQUITY INVESTMENTS (cost $392,821,001) ............                                486,180,723        94.5
                                                                                      --------------       -----

                                                                         NO. OF           VALUE          % OF NET
WARRANTS                                                   COUNTRY      WARRANTS         (NOTE 1)         ASSETS
---------------------------------------------------------  --------   -------------   --------------   -------------
  Hicom Holdings Bhd. Warrants, expire 12/18/00-/- ......   MAL             750,000          962,376         0.2
    MISC. MATERIALS & COMMODITIES
  Hysan Development Co., Ltd. Warrants, expire
   4/30/98-/- ...........................................   HK              200,950          181,879          --
    REAL ESTATE
  Hong Kong & Shanghai Hotels Warrants, expire
   12/31/98-/- ..........................................   HK              166,666           62,494          --
    LEISURE & TOURISM

    The accompanying notes are an integral part of the financial statements.

                                       F5

                       GT GLOBAL NEW PACIFIC GROWTH FUND

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                         NO. OF           VALUE          % OF NET
WARRANTS                                                   COUNTRY      WARRANTS         (NOTE 1)         ASSETS
---------------------------------------------------------  --------   -------------   --------------   -------------
  Hang Lung Development Co. Warrants, expire
   10/31/97-/- ..........................................   HK               36,500   $       10,855          --
    REAL ESTATE
  Oriental Press Group Warrants due 12/31/98-/- .........   HK              128,000            9,103          --
    PAPER/PACKAGING
                                                                                      --------------       -----

TOTAL WARRANTS (cost $357,315) ..........................                                  1,226,707         0.2
                                                                                      --------------       -----

TOTAL INVESTMENTS (cost $393,178,316)  * ................                                487,407,430        94.7
Other Assets and Liabilities ............................                                 27,216,429         5.3
                                                                                      --------------       -----

NET ASSETS ..............................................                             $  514,623,859       100.0
                                                                                      --------------       -----
                                                                                      --------------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
          * For Federal income tax purposes, cost is $393,178,316 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $ 106,594,790
                 Unrealized depreciation:           (12,365,676)
                                                  -------------
                 Net unrealized appreciation:     $  94,229,114
                                                  -------------
                                                  -------------

    Abbreviation:
    GDR--Global Depository Receipt

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at December 31, 1996, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
                                                 FIXED INCOME,
                                                   RIGHTS &      SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     WARRANTS       & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Australia (AUSL/AUD) .................    7.3                                   7.3
Hong Kong (HK/HKD) ...................   41.6                                  41.6
India (IND/INR) ......................    0.3                                   0.3
Indonesia (INDO/IDR) .................    1.9                                   1.9
Korea (KOR/KRW) ......................    0.3                                   0.3
Malaysia (MAL/MYR) ...................   31.9         0.2                      32.1
New Zealand (NZ/NZD) .................    0.5                                   0.5
Philippines (PHIL/PHP) ...............    9.7                                   9.7
Singapore (SING/SGD) .................    0.2                                   0.2
Thailand (THAI/THB) ..................    0.8                                   0.8
United States & Other (US/USD) .......                               5.3        5.3
                                        ------      -----          -----      -----
Total  ...............................   94.5         0.2            5.3      100.0
                                        ------      -----          -----      -----
                                        ------      -----          -----      -----

--------------

{d}  Percentages indicated are based on net assets of $514,623,859.

    The accompanying notes are an integral part of the financial statements.

                                       F6

                       GT GLOBAL NEW PACIFIC GROWTH FUND

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                               December 31, 1996

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $393,178,316) (Note 1)..........................  $487,407,430
  U.S. currency.................................................................  $6,814,128
  Foreign currencies (cost $5,414)..............................................       5,935     6,820,063
                                                                                  ----------
  Receivable for securities sold............................................................    45,339,261
  Receivable for Fund shares sold...........................................................     3,868,309
  Dividends receivable......................................................................     1,029,758
  Cash held as collateral for securities loaned (Note 1)....................................    63,740,591
                                                                                              ------------
    Total assets............................................................................   608,205,412
                                                                                              ------------
Liabilities:
  Payable for Fund shares repurchased.......................................................    28,846,604
  Payable for investment management and administration fees (Note 2)........................       426,970
  Payable for service and distribution expenses (Note 2)....................................       234,903
  Payable for transfer agent fees (Note 2)..................................................       143,695
  Payable for printing and postage expenses.................................................        84,954
  Payable for registration and filing fees..................................................        32,587
  Payable for professional fees.............................................................        29,043
  Payable for custodian fees (Note 1).......................................................        21,083
  Payable for fund accounting fees (Note 2).................................................        10,055
  Payable for Trustees' fees and expenses (Note 2)..........................................         6,926
  Other accrued expenses....................................................................         4,142
  Collateral for securities loaned (Note 1).................................................    63,740,591
                                                                                              ------------
    Total liabilities.......................................................................    93,581,553
                                                                                              ------------
Net assets..................................................................................  $514,623,859
                                                                                              ------------
                                                                                              ------------
Class A:
Net asset value and redemption price per share ($361,243,935 DIVIDED BY 27,535,860 shares
 outstanding)...............................................................................  $      13.12
                                                                                              ------------
                                                                                              ------------
Maximum offering price per share (100/95.25 of $13.12) *....................................  $      13.77
                                                                                              ------------
                                                                                              ------------
Class B:+
Net asset value and offering price per share ($151,805,064 DIVIDED BY 11,855,984 shares
 outstanding)...............................................................................  $      12.80
                                                                                              ------------
                                                                                              ------------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($1,574,860
 DIVIDED BY 119,633 shares outstanding).....................................................  $      13.16
                                                                                              ------------
                                                                                              ------------
Net assets consist of:
  Paid in capital (Note 4)..................................................................  $391,221,530
  Accumulated net realized gain on investments and foreign currency transactions............    29,169,621
  Net unrealized appreciation on translation of assets and liabilities in foreign
   currencies...............................................................................         3,594
  Net unrealized appreciation of investments................................................    94,229,114
                                                                                              ------------
Total -- representing net assets applicable to capital shares outstanding...................  $514,623,859
                                                                                              ------------
                                                                                              ------------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                                       F7

                       GT GLOBAL NEW PACIFIC GROWTH FUND

                            STATEMENT OF OPERATIONS

                          Year ended December 31, 1996

--------------------------------------------------------------------------------

Investment income:
  Dividend income (net of foreign withholding tax of $513,592) (Note 1)......................  $  9,813,777
  Interest income............................................................................     1,152,414
                                                                                               ------------
    Total investment income..................................................................    10,966,191
                                                                                               ------------
Expenses:
  Investment management and administration fees (Note 2).....................................     5,260,774
  Service and distribution expenses: (Note 2)
    Class A.....................................................................  $ 1,366,421
    Class B.....................................................................    1,482,869     2,849,290
                                                                                  -----------
  Transfer agent fees (Note 2)...............................................................     1,688,200
  Custodian fees (Note 1)....................................................................       811,002
  Registration and filing fees...............................................................       305,540
  Printing and postage expenses..............................................................       179,780
  Fund accounting fees (Note 2)..............................................................       135,182
  Audit fees.................................................................................        60,024
  Legal fees.................................................................................        11,712
  Trustees' fees and expenses (Note 2).......................................................         9,882
  Other expenses (Note 1)....................................................................       418,812
                                                                                               ------------
    Total expenses before reductions.........................................................    11,730,198
                                                                                               ------------
      Expense reductions (Note 1 & 5)........................................................      (737,169)
                                                                                               ------------
    Total net expenses.......................................................................    10,993,029
                                                                                               ------------
Net investment loss..........................................................................       (26,838)
                                                                                               ------------
Net realized and unrealized gain on investments and foreign currencies: (Note 1)
  Net realized gain on investments..............................................   94,626,790
  Net realized loss on foreign currency transactions............................     (342,342)
                                                                                  -----------
    Net realized gain during the year........................................................    94,284,448
  Net change in unrealized appreciation on translation of assets and liabilities
   in foreign currencies........................................................         (106)
  Net change in unrealized appreciation of investments..........................   36,883,188
                                                                                  -----------
    Net unrealized appreciation during the year..............................................    36,883,082
                                                                                               ------------
Net realized and unrealized gain on investments and foreign currencies.......................   131,167,530
                                                                                               ------------
Net increase in net assets resulting from operations.........................................  $131,140,692
                                                                                               ------------
                                                                                               ------------

    The accompanying notes are an integral part of the financial statements.

                                       F8

                       GT GLOBAL NEW PACIFIC GROWTH FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                           YEAR ENDED          YEAR ENDED
                                                                        DECEMBER 31, 1996   DECEMBER 31, 1995
                                                                        -----------------   -----------------
Decrease in net assets
Operations:
  Net investment income (loss)........................................   $        (26,838)   $      4,037,605
  Net realized gain on investments and foreign currency
   transactions.......................................................         94,284,448          17,716,911
  Net change in unrealized appreciation (depreciation) on translation
   of assets and liabilities in foreign currencies....................               (106)              6,315
  Net change in unrealized appreciation of investments................         36,883,188          36,706,715
                                                                        -----------------   -----------------
    Net increase in net assets resulting from operations..............        131,140,692          58,467,546
                                                                        -----------------   -----------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income..........................................                 --          (2,982,780)
  From net realized gain on investments...............................        (44,900,913)        (13,196,301)
Class B:
Distributions to shareholders: (Note 1)
  From net investment income..........................................                 --            (228,209)
  From net realized gain on investments...............................        (18,754,735)         (4,263,749)
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income..........................................                 --             (11,427)
  From net realized gain on investments...............................           (250,756)            (35,360)
                                                                        -----------------   -----------------
    Total distributions...............................................        (63,906,404)        (20,717,826)
                                                                        -----------------   -----------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested....................      5,158,291,909       3,442,682,160
  Decrease from capital shares repurchased............................     (5,226,446,724)     (3,489,738,455)
                                                                        -----------------   -----------------
    Net decrease from capital share transactions......................        (68,154,815)        (47,056,295)
                                                                        -----------------   -----------------
Total decrease in net assets..........................................           (920,527)         (9,306,575)
Net assets:
  Beginning of year...................................................        515,544,386         524,850,961
                                                                        -----------------   -----------------
  End of year*........................................................   $    514,623,859    $    515,544,386
                                                                        -----------------   -----------------
                                                                        -----------------   -----------------
  --------------
   *Includes undistributed net investment income of...................   $              0    $              0
                                                                        -----------------   -----------------

    The accompanying notes are an integral part of the financial statements.

                                       F9

                       GT GLOBAL NEW PACIFIC GROWTH FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS A+
                                          ----------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                          ----------------------------------------------------------
                                           1996 (D)    1995 (D)      1994        1993        1992
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   12.47   $   12.10   $   15.86   $   10.31   $   11.30
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income (loss)..........       0.02        0.11        0.02       (0.03)       0.07
  Net realized and unrealized gain
   (loss) on investments................       2.44        0.79       (3.15)       6.23       (0.97)
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............       2.46        0.90       (3.13)       6.20       (0.90)
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............         --       (0.10)      (0.01)         --       (0.06)
  From net realized gain on
   investments..........................      (1.81)      (0.43)      (0.55)      (0.65)      (0.03)
  In excess of net investment income....         --          --          --          --          --
  In excess of net realized gain on
   investments..........................         --          --       (0.07)         --          --
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (1.81)      (0.53)      (0.63)      (0.65)      (0.09)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $   13.12   $   12.47   $   12.10   $   15.86   $   10.31
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............      20.04%       7.45%     (19.73)%     60.61%      (7.96)%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 361,244   $ 383,722   $ 404,680   $ 498,898   $ 281,418
Ratio of net investment income (loss) to
 average net assets.....................       0.17%       0.91%       0.11%       (0.3)%       0.6%
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................       1.86%       1.89%       1.81%        1.9%        2.0%
  Without expense reductions............       1.99%       1.94%         --*         --*         --*
Portfolio turnover rate++++.............         93%         63%         87%        117%         72%
Average commission rate per share paid
 on portfolio transactions++++..........  $  0.0032         N/A         N/A         N/A         N/A

----------------

  + All capitals shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover and average commission rates are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (a) Not annualized
 (b) Annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share operating data were calculated based upon average shares outstanding during the period.
  * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
N/A  Not applicable

    The accompanying notes are an integral part of the financial statements.
                                      F10

                       GT GLOBAL NEW PACIFIC GROWTH FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                              CLASS B++                            ADVISOR CLASS+++
                                          -------------------------------------------------  ----------------------------
                                                                              APRIL 1, 1993      YEAR       JUNE 1, 1995
                                               YEAR ENDED DECEMBER 31,             TO            ENDED           TO
                                          ----------------------------------  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                           1996 (D)    1995 (D)      1994         1993         1996 (D)       1995 (D)
                                          ----------  ----------  ----------  -------------  -------------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....  $   12.29   $   11.96   $   15.79     $   11.27      $   12.45      $   12.89
                                          ----------  ----------  ----------  -------------  -------------  -------------
                                          ----------  ----------  ----------  -------------  -------------  -------------
Income from investment operations:
  Net investment income (loss)..........      (0.06)       0.03       (0.06)        (0.10)          0.07           0.09
  Net realized and unrealized gain
   (loss) on investments................       2.38        0.75       (3.15)         5.27           2.45           0.05
                                          ----------  ----------  ----------  -------------  -------------  -------------
    Net increase (decrease) from
     investment operations..............       2.32        0.78       (3.21)         5.17           2.52           0.14
                                          ----------  ----------  ----------  -------------  -------------  -------------
Distributions to shareholders:
  From net investment income............         --       (0.02)         --            --             --          (0.15)
  From net realized gain on
   investments..........................      (1.81)      (0.43)      (0.55)        (0.65)         (1.81)         (0.43)
  In excess of net investment income....         --           -       (0.07)           --             --             --
  In excess of net realized gain on
   investments..........................         --          --          --            --             --             --
                                          ----------  ----------  ----------  -------------  -------------  -------------
    Total distributions.................      (1.81)      (0.45)      (0.62)        (0.65)         (1.81)         (0.58)
                                          ----------  ----------  ----------  -------------  -------------  -------------
Net asset value, end of period..........  $   12.80   $   12.29   $   11.96     $   15.79      $   13.16      $   12.45
                                          ----------  ----------  ----------  -------------  -------------  -------------
                                          ----------  ----------  ----------  -------------  -------------  -------------

Total investment return (c).............      19.28%       6.54%     (20.30)%       46.30%(a)       20.56%         1.07%(a)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 151,805   $ 130,887   $ 120,171     $  72,122      $   1,575      $     935
Ratio of net investment income (loss) to
 average net assets.....................      (0.48)%      0.26%      (0.54)%        (0.9)%(b)        0.52%        1.26%
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................       2.51%       2.54%       2.46%          2.5%(b)        1.51%         1.54%(b)
  Without expense reductions............       2.64%       2.59%         --*           --*          1.64%          1.59%(b)
Portfolio turnover rate++++.............         93%         63%         87%          117%            93%            63%
Average commission rate per share paid
 on portfolio transactions++++..........  $  0.0032         N/A         N/A           N/A      $  0.0032            N/A

----------------

  + All capitals shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover and average commission rates are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (a) Not annualized
 (b) Annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share operating data were calculated based upon average shares outstanding during the period.
  * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
N/A  Not applicable

    The accompanying notes are an integral part of the financial statements.
                                      F11

                       GT GLOBAL NEW PACIFIC GROWTH FUND

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1996

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global New Pacific Growth Fund ("Fund") is a separate series of GT Global Growth Series ("Company"). The Company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Company has eight diversified series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles and the financial statements may include certain estimates made by management.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded or on the principal over-the-counter market, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by Chancellor LGT Asset Management, Inc. (the "Manager") to be the primary market.

Fixed income securities are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for securities of comparative maturity, quality and type. However, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost, adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains and losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, U.S. government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a contract or if

                                      F12

                       GT GLOBAL NEW PACIFIC GROWTH FUND

the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option in extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security, and, for a put, requires the Fund to set aside cash, U.S.government securities or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock and bond markets and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock and bond markets and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At December 31, 1996, stocks with an aggregate value of approximately $60,565,635 were on loan to brokers. The loans were secured by cash collateral of $63,740,591, received by the Fund. Cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For the year ended December 31, 1996, the Fund received securities lending fees of $319,975 which were used to reduce custodian fees.

(I) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, or excise tax on income and capital gains.

                                      F13

                       GT GLOBAL NEW PACIFIC GROWTH FUND

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets, and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(M) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(N) LINE OF CREDIT
The Fund, along with certain other funds advised by the Manager, has a line of credit with the Bank of Boston. The arrangement with the bank allows all specified funds to borrow an aggregate maximum amount of $100,000,000. For the year ended December 31, 1996, the Fund periodically borrowed amounts at a money market rate, all of which has been repaid by December 31, 1996.

For the year ended December 31, 1996, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) was $16,333,333 with a weighted average interest rate of 6.27%. Interest incurred on this loan for the year ended December 31, 1996 was $25,611, included in "Other Expenses" on the Statement of Operations.

2. RELATED PARTIES
Chancellor LGT Asset Management, Inc. is the Fund's investment manager and administrator. On October 31, 1996, Chancellor Capital Management, Inc. merged with LGT Asset Management, Inc., and the surviving entity was renamed Chancellor LGT Asset Management, Inc. The Fund pays investment management and administration fees at the following annualized rates: 0.975% on the first $500 million of average daily net assets on the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average total net asset value of the Fund.

GT Global, Inc. ("GT Global"), an affiliate of the Manager, serves as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended December 31, 1996, GT Global retained $133,060 of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. GT Global collected CDSCs in the amount of $19,470 for the year ended December 31, 1996. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended December 31, 1996, GT Global collected CDSCs in the amount of $636,270. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Trustees has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for its expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for its expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for its expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT

                                      F14

                       GT GLOBAL NEW PACIFIC GROWTH FUND

Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for its expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

The Manager and GT Global have voluntarily undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary items) to the maximum annual level of 2.25%, 2.90%, and 1.90% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or GT Global of portions of the Fund's other operating expenses.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager and GT Global, is the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% of the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of $5 billion and allocating the result according to the Fund's average daily net assets.

The Company pays each of its Trustees who is not an employee, officer or director of the Manager, GT Global or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 1996, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $479,521,098 and $557,132,554, respectively. There were no purchases or sales of U.S. government obligations during the period.

                                      F15

                       GT GLOBAL NEW PACIFIC GROWTH FUND

4. CAPITAL SHARES
At December 31, 1996, there were an unlimited number of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS


                                                        YEAR ENDED                      YEAR ENDED
                                                     DECEMBER 31, 1996              DECEMBER 31, 1995
                                               -----------------------------  ------------------------------
                                                  SHARES          AMOUNT         SHARES          AMOUNT
                                               -------------  --------------  -------------  ---------------
CLASS A
---------------------------------------------
Shares sold..................................    285,658,529  $3,783,795,259    213,508,812  $ 2,634,346,068
Shares issued in connection with reinvestment
  of distributions...........................      2,934,435      37,677,963      1,069,849       13,241,922
                                               -------------  --------------  -------------  ---------------
                                                 288,592,964   3,821,473,222    214,578,661    2,647,587,990
Shares repurchased...........................   (291,833,470) (3,895,314,036)  (217,241,112)  (2,697,556,175)
                                               -------------  --------------  -------------  ---------------
Net decrease.................................     (3,240,506) $  (73,840,814)    (2,662,451) $   (49,968,185)
                                               -------------  --------------  -------------  ---------------
                                               -------------  --------------  -------------  ---------------

                                                        YEAR ENDED                      YEAR ENDED
                                                     DECEMBER 31, 1996              DECEMBER 31, 1995
                                               -----------------------------  ------------------------------
                                                  SHARES          AMOUNT         SHARES          AMOUNT
                                               -------------  --------------  -------------  ---------------
CLASS B
---------------------------------------------
Shares sold..................................     96,986,480  $1,263,551,513     64,930,186  $   788,928,928
Shares issued in connection with reinvestment
  of distributions...........................      1,241,219      15,565,185        307,922        3,759,320
                                               -------------  --------------  -------------  ---------------
                                                  98,227,699   1,279,116,698     65,238,108      792,688,248
Shares repurchased...........................    (97,020,480) (1,273,495,413)   (64,636,995)    (790,755,338)
                                               -------------  --------------  -------------  ---------------
Net increase.................................      1,207,219  $    5,621,285        601,113  $     1,932,910
                                               -------------  --------------  -------------  ---------------
                                               -------------  --------------  -------------  ---------------

                                                                                       JUNE 1, 1995
                                                        YEAR ENDED               (COMMENCEMENT OF SALE OF
                                                     DECEMBER 31, 1996         SHARES) TO DECEMBER 31, 1995
                                               -----------------------------  ------------------------------
                                                  SHARES          AMOUNT         SHARES          AMOUNT
                                               -------------  --------------  -------------  ---------------
ADVISOR CLASS
---------------------------------------------
Shares sold..................................      4,311,411  $   57,463,326        184,375  $     2,360,516
Shares issued in connection with reinvestment
  of distributions...........................         18,530         238,663          3,674           45,406
                                               -------------  --------------  -------------  ---------------
                                                   4,329,941      57,701,989        188,049        2,405,922
Shares repurchased...........................     (4,285,455)    (57,637,275)      (112,902)      (1,426,942)
                                               -------------  --------------  -------------  ---------------
Net increase.................................         44,486  $       64,714         75,147  $       978,980
                                               -------------  --------------  -------------  ---------------
                                               -------------  --------------  -------------  ---------------

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended December 31, 1996, the Fund's expenses were reduced by $417,194 under these arrangements.

--------------
FEDERAL TAX INFORMATION (UNAUDITED):

For its fiscal year ended December 31, 1996, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States was approximately $.39 per share (representing an approximate total of $13,728,818). The total amount of taxes paid by the Fund to such countries was approximately $.11 per share (representing an approximate total of $3,935,474).

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $58,445,881 as a capital gain dividend for the fiscal year ended December 31, 1996.

                                      F16

                       GT GLOBAL NEW PACIFIC GROWTH FUND

                                     NOTES

--------------------------------------------------------------------------------

                       GT GLOBAL NEW PACIFIC GROWTH FUND

                             GT GLOBAL MUTUAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF MUTUAL FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL MUTUAL FUNDS, PLEASE CONTACT YOUR INVESTMENT COUNSELOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES, EXPENSES AND RISKS. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

/ / GLOBAL THEME FUNDS

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture, or sell telecommunications services or equipment

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve, or maintain a country's infrastructure

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore, or develop natural resources

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Invests in companies that manufacture, market, retail, or distribute consumer products or services

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim, excluding Japan

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA MID CAP GROWTH FUND
Concentrates on medium-sized companies in the U.S.

GT GLOBAL AMERICA VALUE FUND
Concentrates on large cap equity securities of U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government bonds from around the world

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

[LOGO]

      THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

      [LOGO]

          GT Global, Inc.
          Fifty California Street
          27th Floor
          San Francisco, California
          94111-4624

                                     DATED MATERIAL
                                     PLEASE EXPEDITE

                                               GT GLOBAL NEW PACIFIC GROWTH FUND
          NEWAR702M